Schedule 14A Information

Proxy Statement Pursuant to Section 14(A) of the Securities Exchange Act of 1934
(Amendment No. __)

Filed by the Registrant	[X]
Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement	[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material under Section 240.14a-12

TEMPLETON DEVELOPING MARKETS TRUST
Name of Person(s) Filing Proxy Statement, other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Any Vote Script (ANY VOTE)

Good (morning, afternoon, evening). My name is (AGENT’S FULL NAME).

May I please speak with (INVESTOR’S FULL NAME)?

(Re-Greet If Necessary)

I am calling on a recorded line regarding your current investment with (NAME OF INVESTMENT). The reason for my call is to inform you that the (MEETING TYPE) is scheduled to take place on (MEETING DATE) and currently our records indicate your vote has not been recorded.

The (RECOMMENDING PARTY) is recommending a vote “In Favor” of each proposal, but you may also cast an “Against” or “Abstain” vote.

Would you like to vote “In Favor”, “Against” or “Abstain”?

(Pause For Response)

(Review Voting Options with Investor If Necessary)

If we identify any additional accounts you own with (NAME OF INVESTMENT) before the meeting takes place, would you like to vote those accounts in the same manner as well?

(Pause For Response)

*	Confirmation – I am recording your (Recap Voting Instructions).

For confirmation purposes:

•	Please state your full name. (Pause)
•	According to our records, you reside in (city, state, zip code). (Pause)
•	To ensure that we have the correct address for the written confirmation, please state your street address. (Pause)

Thank you. You will receive written confirmations of your vote for each meeting within 3 to 5 business days. Upon receipt, please review and retain for your records. If you should have any questions please call the toll free number listed on the confirmations. Mr. /Ms. ___________, your votes are important and your time is greatly appreciated. Thank you and have a good (morning, afternoon, evening.)

FOR INTERNAL DISTRIBUTION ONLY	Updated 08-13-2020

Abstention Script (ABSTAIN FOR QUORUM)

Good (morning, afternoon, evening). My name is (AGENT’S FULL NAME).

May I please speak with (INVESTOR FULL NAME)?

(Re-Greet If Necessary)

I am calling on a recorded line regarding your current investment with (NAME OF INVESTMENT).

I apologize for any inconvenience; however, since I assume you are not able to attend the (MEETING TYPE) for the (NAME OF INVESTMENT) scheduled to take place on (MEETING DATE), I just wanted to confirm that you would like to vote Abstain?

(Pause For Response)

(Review Voting Options with Investor If Necessary)

If we identify any additional accounts you hold in the (NAME OF INVESTMENT) before the meeting takes place, would you like us to vote those accounts in the same manner as well? (Pause For Response)

*	CONFIRMATION: I am recording your (Recap Voting Instructions).

For confirmation purposes:

•	Please state your full name. (Pause)
•	According to our records, you reside in (city, state, zip code). (Pause)
•	To ensure that we have the correct address for the written confirmation, please state your street address. (Pause)

Thank you. You will receive written confirmation of this vote within 3 to 5 business days. Upon receipt, please review and retain for your records. If you should have any questions, please call the toll free number listed on the confirmation. Mr. /Ms. ___________, your vote is important and your time is greatly appreciated. Thank you and have a good (morning, afternoon, evening.)

REBUTTAL:

If you are unsure how to vote, you can simply Abstain which is neither a favorable or against vote. Doing so will ensure that your shares are represented at the upcoming (MEETING TYPE) which will help avoid further costly adjournments.

Would you like to Abstain?

FOR INTERNAL DISTRIBUTION ONLY	Updated 08-13-2020

FRANKLIN TEMPLETON

IMPORTANT NOTICE
YOUR RESPONSE IS NEEDED

August 21, 2020

To our shareholders:

The Board of Trustees of Templeton Developing Markets Trust is requesting that shareholders voice their opinion on the matters to be voted on at the next Special Meeting of Shareholders scheduled for September 9, 2020. Shareholders have been given the opportunity to vote on the following proposals: (1) to approve a new Subadvisory Agreement with Franklin Templeton Investment Management Limited, (2) to approve the use of a "manager of managers" structure whereby the Fund's investment manager would be able to hire and replace affiliated and unaffiliated subadvisers without shareholder approval and (3) to approve a change in the Fund's classification from a diversified to a non-diversified fund. ***Please take the opportunity to voice your opinion on the proposals outlined on the attached proxy card***.

How will the Repositioning benefit shareholders?

The Fund does not currently have a subadviser. A new subadvisory agreement with Franklin Templeton Investment Limited ("FTIML"), is recommended to enable Andrew Ness, a seasoned emerging markets equity portfolio manager who joined Franklin Templeton in 2018 to serve as a portfolio manager for the Fund.

How would shareholder approval of the Manager of Managers Structure benefit the Fund?

The Manager of Managers Structure would enable the Fund to operate with greater efficiency in the future by allowing the Fund to use both affiliated and unaffiliated subadvisers best suited to its needs without incurring the expense and potential delays that could be associated with obtaining shareholder approvals.

How will the classification change to "non-diversified" benefit the Fund?

Changing the Fund's classification to non-diversified would provide the Fund with the flexibility to pursue its investment strategy given that the Investment Manager believes the high level of concentration in the Fund's asset class will remain for the foreseeable future. As a non-diversified fund, the Fund could invest a greater portion of its assets in any one issuer and could invest overall in a smaller number of issuers than a diversified fund.

PLEASE TAKE A MOMENT NOW TO CAST YOUR VOTE

Information regarding the Special Meeting and the three proposals can be found in the proxy statement. For your convenience, the Special Meeting Proxy Materials are also located online at https://vote.proxyonline.com/Franklin/docs/TDMT2020.pdf.

For assistance in voting your shares please call (800) 755-3105.

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at the website indicated on the enclosed proxy card

3. By **PHONE** with a live operator when you call toll-free **1 (800) 755-3105** Monday through Friday 9 a.m. to 10 p.m. Eastern Time

R2-TDMT-N

FRANLIN TEMPLETON

IMPORTANT NOTICE
YOUR RESPONSE IS NEEDED

August 21, 2020

To our shareholders:

The Board of Trustees of Templeton Developing Markets Trust is requesting that shareholders voice their opinion on the matters to be voted on at the next Special Meeting of Shareholders scheduled for September 9, 2020. Shareholders have been given the opportunity to vote on the following proposals: (1) to approve a new Subadvisory Agreement with Franklin Templeton Investment Management Limited, (2) to approve the use of a "manager of managers" structure whereby the Fund's investment manager would be able to hire and replace affiliated and unaffiliated subadvisers without shareholder approval and (3) to approve a change in the Fund's classification from a diversified to a non-diversified fund. ***Please take the opportunity to voice your opinion on the proposals outlined on the attached proxy card***.

How will the Repositioning benefit shareholders?

The Fund does not currently have a subadviser. A new subadvisory agreement with Franklin Templeton Investment Limited ("FTIML"), is recommended to enable Andrew Ness, a seasoned emerging markets equity portfolio manager who joined Franklin Templeton in 2018 to serve as a portfolio manager for the Fund.

How would shareholder approval of the Manager of Managers Structure benefit the Fund?

The Manager of Managers Structure would enable the Fund to operate with greater efficiency in the future by allowing the Fund to use both affiliated and unaffiliated subadvisers best suited to its needs without incurring the expense and potential delays that could be associated with obtaining shareholder approvals.

How will the classification change to "non-diversified" benefit the Fund?

Changing the Fund's classification to non-diversified would provide the Fund with the flexibility to pursue its investment strategy given that the Investment Manager believes the high level of concentration in the Fund's asset class will remain for the foreseeable future. As a non-diversified fund, the Fund could invest a greater portion of its assets in any one issuer and could invest overall in a smaller number of issuers than a diversified fund.

PLEASE TAKE A MOMENT NOW TO CAST YOUR VOTE

Information regarding the Special Meeting and the three proposals can be found in the proxy statement. For your convenience, the Special Meeting Proxy Materials are also located online at https://vote.proxyonline.com/Franklin/docs/TDMT2020.pdf.

For assistance in voting your shares please call (800) 755-3105 Ext. 12.

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at the website indicated on the enclosed proxy card

3. By **PHONE** with a live operator when you call toll-free **1 (800) 755-3105 Ext. 12** Monday through Friday 9 a.m. to 10 p.m. Eastern Time

R2-TDMT-O